================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                NOVEMBER 5, 2001
         --------------------------------------------------------------
                                (DATE OF REPORT)


                             J.D. EDWARDS & COMPANY
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                    000-23091                 84-0728700
--------------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
       OF INCORPORATION)                                     IDENTIFICATION NO.)



                               ONE TECHNOLOGY WAY
                                DENVER, CO 80237
         --------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (303) 334-4000
         --------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


================================================================================

         ITEM 5. OTHER EVENTS

         On November 2, 2001, J.D. Edwards & Company issued a press release announcing that the Board of Directors approved the adoption of a Stockholder Rights Plan. The press release is attached as Exhibit 99.1 to this Form 8-K.

         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           99.1  Press release dated November 2, 2001.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, J.D. Edwards & Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2001                       J.D. EDWARDS & COMPANY


                                             By:  /s/ Richard G. Snow, Jr.
                                                  ------------------------------
                                                  Richard G. Snow, Jr.
                                                  Vice President, General
                                                  Counsel and Secretary

                                INDEX TO EXHIBITS

      EXHIBIT NO.         DESCRIPTION
      -----------         -----------

        99.1              Press release dated November 2, 2001.